Exhibit 99.2

PennyMac Financial Services, Inc. 2Q26 EARNINGS REPORT July 2026

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “project,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, prepayment rates and the housing market; future loan origination, servicing and production, including future production, operating and hedge expenses; future loan delinquencies, defaults and forbearances; future earnings, return on equity as well as other business and financial projections and expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; changes in macroeconomic, consumer and real estate market conditions; changes in housing prices, housing sales and real estate values; rising homeownership costs negatively impacting housing affordability; the continually changing federal, state and local laws and regulations applicable to our highly regulated industry; lawsuits or governmental actions resulting from noncompliance with laws and regulations; the mortgage lending and servicing-related regulations promulgated by federal and state regulators and the enforcement of these regulations; licensing and operational requirements of jurisdictions applicable to our business, to which our bank competitors are not subject; our ability to close and integrate acquisitions, including the acquisition of Cenlar’s subservicing business, changes to government modification programs; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase and sales opportunities for mortgage servicing rights; our substantial amount of indebtedness; increases in loan delinquencies, defaults and forbearances; foreclosure delays and changes in foreclosure practices; our dependence on U.S. government-sponsored entities and changes in their roles; our ability to manage third-party vendors and mortgage investor requirements; our exposure to counterparties that do not fulfill contractual obligations; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; investment management and incentive fees; the accuracy or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations; conflicts of interest in allocating our services and investment opportunities among us and our advised entity; our ability to mitigate cybersecurity risks, cyber incidents and technology disruptions; our ability to implement and develop new technologies and artificial intelligence; the effect of public opinion on our reputation; our exposure to risks of loss and disruption in operations from severe weather events, man-made or other natural conditions, including climate change and pandemics; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. The press release contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as adjusted net income, adjusted net revenue, adjusted earnings per share, pretax income excluding valuation-related items, and adjusted return on equity. Adjustments to GAAP financial measures include items that the Company deems non-operating, non-recurring and market-driven fair value adjustments to Mortgage Servicing Rights (MSRs) and associated hedging results that change based on interest rate shifts rather than operational efficiency. These non-GAAP measures provide a meaningful perspective on the Company’s business results because the Company utilizes this information to evaluate and manage the business, and investors use this information to calculate financial and cash flow measures. These non-GAAP measures have limitations as analytical tools and should not be viewed as a substitute for financial information determined in accordance with GAAP. Furthermore, these non-GAAP measures may not be comparable to similarly titled metrics presented by other financial institutions. 2 FORWARD-LOOKING STATEMENTS

PENNYMAC
FINANCIAL SERVICES

SECOND QUARTER HIGHLIGHTS

2Q26 Results

Net income	Book value per share
$22mm	$83.49
Diluted EPS[1]	**Adjusted EPS[1][2]**
$0.41	$1.39
Annualized ROE[1]	**Annualized adjusted ROE[2]**
2%	7%

Production Segment

Pretax income

$38mm

Total loan acquisitions and originations[3]	PFSI correspondent lock volume
$34.9bn	$18.6bn
Broker direct lock volume	**Consumer direct lock volume**
$8.5bn	$6.1bn

Servicing Segment

Pretax income

$22mm

Pretax income excluding valuation-related changes[4]	Valuation-related changes[4]
$99mm	$(77)mm
Impact to diluted EPS from valuation-related changes[4]	**Total servicing portfolio UPB[5]**
$(1.09)	$731bn

Note: All figures are for 2Q26 or are as of 6/30/26
(1) EPS = earnings per share; ROE = return on equity
(2) See slide 24 for a reconciliation of GAAP net income to non-GAAP adjusted net income, adjusted EPS and annualized adjusted ROE
(3) Includes volume fulfilled for PennyMac Mortgage Investment Trust (NYSE: PMT)
(4) Valuation-related changes include $118 million in MSR fair value gains, $2 million in principal-only stripped MBS valuation-related accretion declines, $186 million in hedging losses, and $8 million in provision for losses on active loans - see slide 14
(5) UPB = unpaid principal balance; includes loans subserviced for PMT and others

3

BUSINESS UPDATES Continued to make progress on the acquisition of Cenlar’s subservicing business and expect the transaction to close in the fourth quarter 4 Conventional first-lien refinance recapture rates increased 7 percentage points from the prior quarter to 29% and government first-lien refinance rapture rates increased 9 percentage points from the prior quarter to 59% Expanded our strategic partnership with Amazon Web Services to further bolster our transformation as an AI-driven mortgage technology leader Our new consumer direct loan origination system has facilitated a rapid implementation of process-automating AI agents, including the launch of a proprietary Natural Language Virtual Agent (NLVA) across both outbound and inbound calls

With a smaller projected origination market due to higher interest rates, we expect adjusted ROEs to remain in the high single digits through 2026 as we reduce our expense base Mortgage Banking Adjusted Pretax Income ($ in millions) Production 5 Annualized Adjusted ROE(1) Note: Figures may not sum due to rounding (1) See slides 24 and 25 for a reconciliation of GAAP to non-GAAP items Servicing net of valuation related changes(1) RECENT AND EXPECTED ADJUSTED RETURNS ON EQUITY

6 DRIVING TOWARD MID-TEENS RETURNS ON EQUITY Structural Cost Reductions Tech Expense Inflection Capital Light Fee Growth Technology spend currently funding our AI transformation Decline in technology expenses has begun and will continue into 2027 Increased Direct Channel Earnings Cenlar expected to add stable, contractual fee revenue while leveraging our existing infrastructure Expands B2B relationships and potential for additional product offerings Expect to maintain or continue growing recapture rates Continued growth in broker direct AI adoption drives down origination and processing costs Plaisse automation drives a lower cost to service and structural efficiencies

EARNINGS POTENTIAL FROM CONSUMER DIRECT RECAPTURE OPPORTUNITY

Gov't. Loans: Note Rates >5%[1]

(UPB in billions)



$152
> 7.00%
$6
6.50 - 6.99%
$26
6.00 - 6.49%
$39
5.50 - 5.99%
$57
5.00 - 5.49%
$25
6/30/26

Gov't. Loan First Lien Refinance Recapture



Refinance Recapture Origination Volume (UPB in billions)
First-lien refinance recapture rate(2)
$1.4
$1.5
$3.0
$2.9
$2.9
44%
48%
51%
50%
59%
2Q25
3Q25
4Q25
1Q26
2Q26

Strong improvement in first-lien recapture rates reflects enhanced efficiency from technology investments

Conv. Loans: Note Rates >5%[1]

(UPB in billions)



$191
> 7.00%
$28
6.50 - 6.99%
$66
6.00 - 6.49%
$45
5.50 - 5.99%
$36
5.00 - 5.49%
$15
6/30/26

Conv. Loan First Lien Refinance Recapture



Refinance Recapture Origination Volume (UPB in billions)
First-lien refinance recapture rate(2)
$0.6
$0.6
$1.4
$2.2
$1.6
17%
16%
17%
22%
29%
2Q25
3Q25
4Q25
1Q26
2Q26

Significant improvements as we continue to implement specific solutions to drive higher recapture rates and unit profitability

Note: Figures may not sum due to rounding

(1) Includes first-lien loans serviced for PFSI's own account as well as those subserviced for PMT and others with recapture arrangements with PFSI

(2) Numerator = UPB of new consumer direct first lien refinance originations for existing portfolio customers; denominator = UPB of payoffs with no transfer of title or MLS listing identified

7

• Pennymac’s per loan servicing expenses are among the lowest in the industry, despite a higher concentration of government loans, which are more costly to service • Industry-leading customer service as evidenced by our multi-year servicing excellence awards from HUD, Fannie Mae and Freddie Mac 8 Operating Expenses (annualized bps of average servicing portfolio UPB) Direct Servicing Expense(1) (annual $ cost per loan) TECHNOLOGY DRIVING EFFICIENCIES AND LOWER EXPENSES IN SERVICING • Continuing to increase efficiency through the use of emerging technologies, including capabilities of generative AI • Increased scale and efficiency as the portfolio grows • Delinquencies remain moderated in the current market environment, further reducing operating expenses % Government Portfolio (1) MBA 2026 Servicing Operations Study (2025 data), Pennymac is included within Large IMBs

ADDITIONAL EFFICIENCIES TO BE REALIZED IN CONSUMER DIRECT

Workflow & Objective Automation


% of processes automated or done by AI agents
80%
25%
June Actuals
YE27 Target

Standardizing **150** distinct operational workflows across the full origination lifecycle for all products

Automating labor-intensive, lower-funnel tasks to enable additional sales and processing capacity

Substantial Reduction in Cost-to-Produce


June Actuals
September Target

Targeting a **20%+** reduction in processing costs per loan from June to September

Expecting to achieve significant annualized cost savings

Turn-Time Reduction


Submission to conditional approval
VA IRRRL(1)
1.6 days
8.7 days
FHA Streamline
2.9 days
10.1 days
Conv.
4.9 days
8.2 days
CES(1)
3.7 days
8.7 days

~40-80% reductions in turn times across major loan programs

AI agents are accelerating submission to conditional approval and closing loans quicker

Elevated Customer Service & Engagement



Natural Language Virtual Agent: Outbound dispatch and 24/7 service for borrower inquiries and callback scheduling

Frictionless Onboarding: Automated link delivery, real-time pre-qualification, and routing of priority contacts directly to loan officers

Conversion & Loyalty: Superior customer experience strengthens brand trust and directly feeds higher portfolio retention

(1) VA IRRRL = VA Interest Rate Reduction Refinance Loan; CES = closed end second lien

9

KEY OPERATING METRICS & OTHER FINANCIAL SCHEDULES

Acquisitions for PFSI(1) 11 PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL Broker Direct (UPB in billions) (1) Government-insured or guaranteed loans and certain conventional loans acquired through PFSI’s correspondent production business; PFSI earns income from holding and selling or securitizing the loans (2) Loans fulfilled for PMT; for these loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans (3) Includes locks related to loans sold to PMT Consumer Direct (UPB in billions) Correspondent (UPB in billions) Acquisitions for PMT(2) Originations Locks: $5.2bn Acquisitions: $5.5bn Locks: $2.2bn Originations: $2.0bn Locks: $1.6bn Originations: $1.3bn Total Locks(3) July (Estimated) July (Estimated) July (Estimated) Locks Originations Locks

PENNYMAC FINANCIAL SERVICES

DRIVERS OF PRODUCTION SEGMENT RESULTS

($ in millions)	2Q25 Fallout adjusted locks	2Q25 Margin / fulfillment fee (bps)[1]	2Q25 Revenue contribution (net of loan origination expense)	1Q26 Fallout adjusted locks	1Q26 Margin / fulfillment fee (bps)[1]	1Q26 Revenue contribution (net of loan origination expense)	2Q26 Fallout adjusted locks	2Q26 Margin / fulfillment fee (bps)[1]	2Q26 Revenue contribution (net of loan origination expense)
PFSI correspondent[2]	$ 27,634	25	$ 70	$ 21,539	28	$ 61	$ 18,227	29	$ 52
Broker direct	5,355	87	46	7,066	99	70	6,475	104	67
Consumer direct	2,403	408	98	6,649	267	178	4,490	317	142
Post-lock impacts & other[3]	n/a	n/a	(10)	n/a	n/a	13	n/a	n/a	(23)
Total PFSI account revenues[4]	**$ 35,392**	**58**	**$ 205**	**$ 35,254**	**91**	**$ 321**	**$ 29,193**	**82**	**$ 238**
PMT conventional correspondent	3,183	18	6	2,776	21	6	2,292	22	5
Total Production revenues[4]		**55**	**$ 211**		**86**	**$ 327**		**77**	**$ 243**
Production expenses[4]	**$ 38,575**	**40**	**$ 153**	**$ 38,030**	**51**	**$ 194**	**$ 31,485**	**65**	**$ 205**
Production segment pretax income		**15**	**$ 58**		**35**	**$ 134**		**12**	**$ 38**

- Negative contribution in 2Q26 from post-lock impacts driven by adverse market price changes on specialized pools and other cross-channel impacts
- Consumer direct revenue contribution declined due to lower volumes; higher margins reflect a higher proportion of closed-end second liens compared to first lien originations
- Broker direct revenue contribution declined slightly due to lower volumes, largely offset by higher margins
- PFSI correspondent revenue contribution declined due to lower volumes as a result of a highly competitive environment
- Production expenses[4] increased from 1Q26 due to higher capacity and funded unit volume in the consumer direct lending channel

Note: Figures may not sum due to rounding
(1) Expected revenue net of direct origination costs at time of lock (2) Includes government-insured or guaranteed loans and certain conventional loans for PFSI's own account (3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items (4) Total PFSI account revenues, total production revenues and production expenses are presented net of loan origination expenses, which are managed as a component of revenue margins

12

SERVICING SEGMENT HIGHLIGHTS

- Servicing portfolio totaled $731 billion in UPB at June 30, 2026, up 1% Q/Q and 4% Y/Y
- Production volumes more than offset prepayment activity, leading to continued portfolio growth
- 60+ day delinquency rate for owned MSR was down slightly from the prior quarter
- Modification volume and EBO loan volume increased from the prior quarter

Selected Operational Metrics	1Q26	2Q26
Loans serviced (in thousands)	2,725	2,753
60+ day delinquency rate - owned portfolio[2]	4.2%	4.1%
Actual CPR - owned portfolio[2]	13.7%	11.6%
UPB of completed modifications ($ in millions)[3]	$1,400	$2,850
EBO loan volume ($ in millions)[4]	$632	$1,218

Loan Servicing Portfolio Composition
(UPB in billions)



$700
$720
$731
6/30/25
3/31/26
6/30/26
Owned
Subserviced(1)

Net Portfolio Growth
(UPB in billions)



$720
$(24)
$35
$731
At 3/31/26
Runoff
Additions from loan production(5)
At 6/30/26

Note: Figures may not sum due to rounding
(1) Represents MSRs that we subservice for PMT and others
(2) Owned portfolio is predominantly government-insured and guaranteed loans - delinquency data based on loan count (i.e., not UPB); CPR = Conditional Prepayment Rate
(3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
(4) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(5) Includes consumer and broker direct production, government and conventional correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

13

DRIVERS OF SERVICING SEGMENT RESULTS

	2Q25			1Q26			2Q26		
		$ in millions	basis points[1]		$ in millions	basis points[1]		$ in millions	basis points[1]
Loan servicing fees	$	507	29.4	$	532	29.5	$	536	29.5
Earnings on custodial balances and deposits and other income[2]		116	6.7		105	5.8		119	6.6
Realization of MSR cash flows		(263)	(15.3)		(355)	(19.7)		(323)	(17.8)
EBO loan-related income[3]		32	1.9		34	1.9		37	2.0
Servicing expenses:									
Operating expenses		(77)	(4.5)		(81)	(4.5)		(76)	(4.2)
Payoff-related expense[4]		(17)	(1.0)		(31)	(1.7)		(29)	(1.6)
Losses and provisions for defaulted loans		(22)	(1.2)		(23)	(1.3)		(26)	(1.4)
Interest expense		(130)	(7.5)		(125)	(6.9)		(140)	(7.7)
Non-GAAP: Pretax income excluding valuation-related changes	**$**	**146**	**8.5**	**$**	**57**	**3.1**	**$**	**99**	**5.5**
Valuation-related changes									
MSR fair value[5]		16			183			118	
Principal-only stripped MBS valuation-related accretion changes		(3)			(14)			(2)	
Hedging derivatives (losses) gains		(109)			(207)			(186)	
(Provision for) reversal of losses on active loans[6]		4			(6)			(8)	
GAAP: Servicing segment pretax income	**$**	**54**		**$**	**13**		**$**	**22**	
Average servicing portfolio UPB	**$**	**689,612**		**$**	**721,377**		**$**	**726,149**	

- Average custodial deposit balances increased 7% from the prior quarter, driving a $14 million increase in revenue
- Realization of MSR cash flows was down from the prior quarter due primarily to lower prepayment speeds
- Interest expense was up $15 million from 1Q26 due to higher average financing balances for MSRs

Note: Figures may not sum due to rounding
(1) Of average portfolio UPB, annualized (2) Also includes non-valuation related income from principal-only bonds (3) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans, net of related expenses
(4) Consists of interest shortfall and recording and release fees (5) Changes in fair value do not include realization of MSR cash flows (6) Considered in the assessment of MSR fair value changes

14

15 HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI’S RESULTS MSR Valuation Changes and Offsets ($ in millions) MSR fair value changes before realization of cash flows(1) Hedging and related gains (losses)(2) (1) Includes (provision for) reversal of losses on active loans (2) Includes principal-only stripped MBS valuation-related accretion changes • In 2Q26, gains from changes in fair value inputs on MSR were more than offset by hedging declines and costs • Hedge costs were meaningfully higher than the prior quarter due to elevated interest rate volatility • Shape of the yield curve, volatility, changes in mortgage basis and other factors can impact our realized hedge ratio Attributed Performance MSR(1) Hedge(2) Net Rate Impacts $96 $(135) $(38) Hedge Costs - $(52) $(52) Other Assumption & Performance Impacts $13 - $13 Prepayment-related $0 - $0 Delinquency-related $3 - $3 Other $10 - $10 Total $110 $(187) $(77)

16 STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES (1) Non-funding debt includes face value of unsecured senior notes and notes payable secured by MSR, in addition to the amount drawn on the variable funding note (2) Tangible net worth excludes capitalized software (3) As of 6/30/26 Low Debt-to-Equity (D/E) Ratio MSR & Servicing Advance Financing High Tangible Net Worth (TNW)(2)/Assets Non-funding D/E(1) Total D/E Diverse Financing Sources(3) TNW / Assets TNW / Assets ex. Loans eligible for repurchase • High tangible net worth (TNW) / assets excluding loans eligible for repurchase • Unsecured senior notes enhance liquidity at low, fixed interest rates; first maturity in February 2029 • As of June 30, 2026 total liquidity including cash and amounts available to draw with collateral pledged was $4.0 billion Financing capacity across multiple banks • Active management of targeted D/E ratios: ‒ Total D/E ratio decreased Q/Q due to lower balances of loans held for sale ‒ Non-funding D/E ratio increased slightly due to higher interest rates, which drove increased utilization of our MSR credit facilities

APPENDIX

Portfolio growth drives higher recurring fee income; prepayment speeds slow in rising rate environments, a natural hedge to origination income Refinance recapture to drive earnings growth when rates decline 18 COMPREHENSIVE MORTGAGE BANKING PLATFORM IS A FLYWHEEL Large volumes of production grow servicing portfolio 2 nd largest in the U.S.(1) 5 th largest in the U.S.(2) A culture of continuous process improvement and technological innovation to drive further scale and operational efficiency gains Customer base of 2.8 million drives leads for consumer direct Correspondent Production Broker Direct Consumer Direct Leading market position in third-party lending enables access to the more consistent and growing purchase market Servicing Portfolio UPB(2) (in billions) (1) Inside Mortgage Finance for the 12 months ended 3/31/26 (2) Inside Mortgage Finance as of 3/31/26; includes volume subserviced for PMT and others Loan Production Loan Servicing

PFSI Purchase Mix Industry Purchase Mix(5) 19 TRACK RECORD OF STRONG PERFORMANCE ACROSS MARKET ENVIRONMENTS Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year; initial public offering was May 8, 2013 (2) ROE was 7% excluding arbitration accrual of $158 million and related tax impact (3) Inside Mortgage Finance (4) Bloomberg (5) Inside Mortgage Finance for historical industry purchase mix, 2Q26 is an estimate based on Mortgage Bankers Association (7/22/26) and Fannie Mae (7/10/26) forecasts U.S. Origination Market(3) (in trillions) PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) 10-Year Treasury Yield(4)

PENNYMAC FINANCIAL SERVICES

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS

Average 30-year fixed rate mortgage[1]


6.38%
6.49%
8.0%
7.0%
6.0%
5.0%
4.0%
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26

10-year Treasury Bond Yield[2]


4.32%
4.47%
5.0%
4.0%
3.0%
2.0%
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25
3/31/26
6/30/26

U.S. Origination Market Forecast[3]

(UPB in trillions)


$1.9
$0.6
$1.4
$2.2
$0.8
$1.4
$2.3
$0.8
$1.5
2025
2026E
2027E
Purchase
Refinance

Macroeconomic Metrics[4]

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26
10-year Treasury bond yield	4.2%	4.2%	4.2%	4.3%	4.5%
2/10 year Treasury yield spread	0.5%	0.5%	0.7%	0.5%	0.3%
30-year fixed rate mortgage	6.8%	6.3%	6.2%	6.4%	6.5%
Secondary mortgage rate	5.5%	5.2%	5.0%	5.5%	5.3%
U.S. home price appreciation (Y/Y% change)	1.9%	1.3%	1.1%	0.7%	0.8%
Residential mortgage originations (in billions)	$500	$495	$570	$525	$570

(1) Freddie Mac Primary Mortgage Market Survey. (2) U.S. Department of the Treasury. (3) Actual originations: Inside Mortgage Finance; Forecast originations: Average of Mortgage Bankers Association (7/22/26) and Fannie Mae (7/10/26) forecasts
(4) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg. Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey. Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg. U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 4/31/26. Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance

20

PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 21 Loan Servicing Market Share Correspondent Production Market Share(1) (1) Broker Direct Market Share(1) Consumer Direct Market Share(1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share: Inside Mortgage Finance; excludes second lien originations. For LTM 2Q26, we estimate $2.2 trillion in total origination volume, and that the correspondent channel represented 27% of the overall origination market, retail represented 52%, and broker represented 21%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $729 billion divided by $14.9 trillion in mortgage debt outstanding

DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING 22 Trends in Delinquency and Foreclosure Rates(1) (1) Owned MSR portfolio and includes loans acquired for sale at fair value; delinquency and foreclosure rates based on UPB; as of 6/30/26, the UPB of mortgage servicing rights owned by PFSI and loans held for sale totaled $496 billion ● Overall, mortgage delinquency rates for the MSR portfolio increased from the prior quarter, consistent with typical seasonal trends and within expected ranges for a predominately government-insured or guaranteed loan portfolio ● Servicing advances outstanding for PFSI’s MSR portfolio were approximately $526 million at June 30, 2026, down from $545 million at March 31, 2026 due to a smaller percentage of later-stage delinquencies 30-60 Day 60-90 Day 90+ Day In foreclosure

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA 23 Note: Figures may not sum due to rounding ($ in millions) 2Q25 1Q26 2Q26 Net income $ 136 $ 82 $ 22 Provision for (benefit from) income taxes (60) 22 10 Income before provision for income taxes 76 105 32 Depreciation and amortization 15 14 14 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (16) (183) (118) Principal-only stripped MBS valuation-related accretion changes 3 14 2 Hedging losses (gains) associated with MSRs 109 207 186 Valuation gains relating to investment in closely held entities - - (9) Provision for (reversal of) losses on active loans (4) 6 8 Stock-based compensation 8 2 4 Cenlar acquisition related expenses - 3 1 Interest expense on corporate debt 70 83 83 Adjusted EBITDA $ 261 $ 251 $ 204

Reconciliation of GAAP net income to adjusted net income, adjusted EPS and annualized adjusted return on equity RECONCILIATION OF GAAP ITEMS TO NON-GAAP ITEMS Note: Figures may not sum due to rounding 24 (1) Assumes a tax rate of 26.70% in 1Q25, 25.165% in 2Q25 and 3Q25, and 25.1% in 4Q25, 1Q26, and 2Q26 ($ in millions) 2Q25 3Q25 4Q25 1Q26 2Q26 Net income $ 136 $ 182 $ 107 $ 82 $ 22 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (16) 102 (40) (183) (118) Principal-only stripped MBS valuation-related accretion changes 3 (7) (3) 14 2 Hedging losses (gains) associated with MSRs 109 (98) 39 207 186 Provision for (reversal of) losses on active loans (4) 0 11 6 8 Valuation gains relating to investment in closely held entities - - - - (9) Cenlar acquisition related expenses - - - 3 1 Total adjustments: 92 (2) 8 47 70 Tax impacts of adjustments(1) 23 (1) 2 12 18 Non-recurring tax adjustment (82) - - - - Adjusted net income $ 124 $ 180 $ 113 $ 118 $ 74 Diluted shares outstanding 53.6 53.9 54.2 53.9 53.3 Adjusted diluted EPS $ 2.31 $ 3.33 $ 2.08 $ 2.19 $ 1.39 Average stockholders' equity $ 3,940 $ 4,110 $ 4,238 $ 4,324 $ 4,323 Annualized adjusted return on equity 13% 17% 11% 11% 7%

25 Note: Figures may not sum due to rounding RECONCILIATION OF GAAP ITEMS TO NON-GAAP ITEMS Reconciliation of GAAP servicing pretax income to servicing pretax income net of valuation related changes ($ in millions) 2Q25 3Q25 4Q25 1Q26 2Q26 Servicing pretax income $ 54 $ 157 $ 37 $ 13 $ 22 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (16) 102 (40) (183) (118) Principal-only stripped MBS valuation-related accretion changes 3 (7) (3) 14 2 Hedging losses (gains) associated with MSRs 109 (98) 39 207 186 Provision for credit losses on active loans (4) 0 11 6 8 Servicing pretax income net of valuation related changes $ 146 $ 155 $ 45 $ 57 $ 99